                                                                    EXHIBIT 99.1


                             Computational Materials

                             $750,000,000 (approx.)

                               [GRAPHIC OMITTED]

                                    Servicer

                      Conseco Finance Securitizations Corp.
                                     Seller

                Certificates for Home Equity Loans Series 1999-F


September 22, 1999


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context, or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions, and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive computational materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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statement. If you have not received the statement, call your Merrill Lynch
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

                       TERM SHEET DATED September 22, 1999

                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 1999-F
                           $750,000,000 (Approximate)

                               Subject to Revision


SELLER:                     Conseco Finance Securitizations Corp.

SERVICER:                   Green Tree Financial Corporation ("Green Tree")

TRUSTEE:                    U.S. Bank Trust National Association

LEAD UNDERWRITERS:          Chase Securities (Co-Lead), Merrill Lynch (Co-Lead)

CO-UNDERWRITERS:            Credit Suisse First Boston (Co), First Union Capital
                            Markets (Co), Lehman Brothers (Co)

OFFERED CERTIFICATES:

                                                        Ratings                    WAL at                  Exp Final
                                  Amount              (S&P/Fitch)           Prepayment Model(1)            Maturity
                                  ------              -----------           -------------------            --------
To Call*:
      A-1A ARM                  $175,000,000          AAA / AAA                     2.29                     03/05
  (Conforming Balance                             (Conforming Balance
  Loans)                                          Loans)
      A-1B ARM                    75,000,000          AAA / AAA                     2.29                     03/05
      A-1                         88,000,000          AAA / AAA                     0.75                     12/00
      A-2                        124,500,000          AAA / AAA                     2.00                     08/02
      A-3                         39,368,000          AAA / AAA                     3.43                     10/03
      A-3A                        95,881,580          AAA / AAA                     3.19                     03/05
      A-4 IO (2)                  75,000,000          AAA / AAA                     1.63                     05/01
      M-1                         42,375,000            AA / AA                     5.46                     03/05
      M-2                         43,875,000              A / A                     5.46                     03/05
      B-1                         26,250,000          BBB / BBB                     3.77                     07/04
      B-2                         28,500,420          BBB-/BBB+                     5.42                     03/05

To Maturity
      A-3A                        95,881,580          AAA / AAA                     3.27                     10/05
      M-1                         42,375,000            AA / AA                     6.96                     12/07
      M-2                         43,875,000              A / A                     9.05                     05/10
      B-1                         26,250,000          BBB / BBB                     7.01                     05/08


OTHER CERTIFICATES:         The Class B-2 Certificates are not offered hereby.
                            They will be retained by the Seller or an affiliate thereof.

---------------
(1) The Certificates (other than the Class A-1A ARM Certificates, the Class A-1B ARM Certificates and the Class A-3A Certificates) will be priced, with respect to the Group I Fixed Rate Home Equity Loans, using 125% of the Base Prepayment Assumption. The Class A-3A Certificates will be priced, with respect to the Group II Fixed Rate Home Equity Loans, using 100% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Loans in the first month of the life of the Fixed Rate Home Equity Loans and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the assumed conditional prepayment rate is 20%. The Class A-1A ARM Certificates and Class A-1B ARM Certificates will be priced, with respect to the Adjustable Rate Home Equity Loans, using a constant prepayment rate of 30% CPR.

(2) Interest will be based on a notional principal amount which will equal $75,000,000 (or the Class A Principal Balance for such Payment Date, if less) for the first 20 Payment Dates, and will thereafter equal zero. The Class A-4 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

*    Call at 20%, as further described herein.

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statement. If you have not received the statement, call your Merrill Lynch
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

 CUT-OFF DATE:              August 31, 1999 (or the date of origination, if
                            later), in each case for loans other than Subsequent
                            Loans. For each Subsequent Loan, the date of purchase by the Trust.

PAYMENT DATE:               The 15th day of each month (or if such 15th day is
                            not a business day, the next succeeding business
                            day) commencing on October 15, 1999.

EXP. PRICING:               Week of September 20, 1999.

EXP. SETTLEMENT/
CLOSING DATE:               September 30, 1999.

ERISA:                      The Class A-3A Certificate is not ERISA eligible.
                            The Class A-1A ARM, A-1B ARM, A-1, A-2, A-3 and A-4 IO Certificates are ERISA eligible.

TAX STATUS:                 The Trust will be treated as a "real estate mortgage
                            investment conduit" (a "REMIC") for federal income tax purposes.

OPTIONAL REDEMPTION:        20% cleanup call or auction sale subject to certain
                            requirements, if call is not exercised.

COLLATERAL:                 The pool includes adjustable-rate closed-end home
                            equity loans subject to interest rate adjustments after an initial period of up to 36 months (the
                            "Adjustable Rate Home Equity Loans") and fixed-rate closed-end home equity loans (the "Fixed Rate Home
                            Equity Loans" and together with the Adjustable Rate
                            Home Equity Loans, the "Home Equity Loans").

                            For purposes of determining the amount of principal due to the Class A-1A ARM and Class A-1B ARM Certificates, the adjustable-rate loans will be divided into two groups, Group I ARM and Group II ARM, and for purposes of determining the amount of interest and principal due to the Class A-1, A-2 and A-3 Certificates, on the one hand, and the Class A-3A Certificates, on the other hand, the fixed-rate loans will be divided into two groups, Group I Fixed and Group II Fixed. These four groups of loans are collectively referred to as the "Groups."

ADDITIONAL COLLATERAL:      The data set forth below with respect to the pool is
                            based solely on the loans identified for inclusion in the pool as of the Cut-off Date ("Original Home
                            Equity Loans"). Certain additional loans will be identified for inclusion in the pool prior to the Closing Date ("Additional Home Equity Loans").
                            During a limited period following the Closing Date, the Trust will purchase subsequent loans
                            ("Subsequent Home Equity Loans"). It is expected that the Additional Home Equity Loans and Subsequent
                            Home Equity Loans will have characteristics which are substantially similar to the original loans.

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

                        HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:         Class A:     20.30% subordination (Class M-1, M-2,
                                         B-1, B-2 and overcollateralization) &
                                         Residual (Class C)

                            Class M-1:   14.65% subordination (Class M-2, B-1,
                                         B-2 and overcollateralization) &
                                         Residual (Class C)

                            Class M-2:   8.80% subordination (Class B-1, B-2
                                         and overcollateralization) & Residual
                                         (Class C)

                            Class B-1:   5.30% subordination (Class B-2 and
                                         overcollateralization) & Residual
                                         (Class C)

                            Class B-2:   Overcollateralization and Limited
                                         Guaranty & Residual (Class C)

                            There will be initial overcollateralization of approximately 1.5% of the sum of (i) the aggregate Cut-Off Date principal balance of the Home Equity Loans included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

DISTRIBUTIONS:              The Amount Available will generally consist of
                            payments made on or in respect of the Home Equity
                            Loans, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee, amounts otherwise payable to Green Tree as the Guaranty Fee, and amounts otherwise payable to the Class C
                            Certificateholder.

                            Class A Certificates are senior to the Class M and Class B Certificates. Class M Certificates are senior to the Class B Certificates.

PRE-FUNDING FEATURE:        On the Closing Date, a portion of the proceeds from
                            the sale of the Certificates (the "Pre-Funded
                            Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase Subsequent Home Equity
                            Loans during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding
                            Period"). The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding
                            Period will be paid (i) to the Class A-1
                            Certificates in the case of amounts remaining which had been allocated to fund the purchase of Subsequent Home Equity Loans which are Group I Fixed
                            Rate Home Equity Loans, and (ii) to the Class A-1A
                            ARM and Class A-1B ARM Certificates in the case of amounts remaining which had been allocated to fund the purchase of Subsequent Home Equity Loans which are Adjustable Rate Home Equity Loans.

LOSSES ON LIQUIDATED
HOME EQUITY LOANS:          If net liquidation proceeds from liquidated loans in
                            the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Principal Amount") will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to Green
                            Tree, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2
                            Certificateholders, then the Class B-1
                            Certificateholders, then the Class M-2
                            Certificateholders and then the Class M-1
                            Certificateholders.

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

INTEREST
(Class A, M-1, M-2, B-1):   Interest will be distributable first to each Class
                            of Class A Certificates ratably, then to the Class
                            M-1 Certificates, then to the Class M-2
                            Certificates, and then to the Class B-1 Certificates in each case to the extent of the Amount Available.

                            Interest will be paid ratably (based upon principal and interest collected in the applicable month for the respective Group) on each Class of Class A Certificates at the related Pass-Through Rate on the then outstanding related Class A Principal Balance (in the case of Class A Certificates other than the Class A-4 IO Certificates) or based on the Notional Principal Amount (in the case of the Class A-4 IO Certificates). Interest will be calculated on the Class A-4 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of
                            (a) the principal balance of the Class A
                            Certificates and (b) $75,000,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class A-4 IO Certificates are entitled to receive interest payments only through the Payment Date in May 2001.

                            The Class A-1A ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class A-1A ARM Certificates will be floating and will equal the lesser of:

                                i.      one-month LIBOR plus the Class A-1A
                                        Pass-Through Margin;

                                ii.     the Available Funds Pass-Through Rate;
                                        or

                                iii.    14.00%.

                            The "Class A-1A Pass-Through Margin" will equal [___%] per annum. The "Available Funds Pass-Through Rate" for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Home Equity Loans. The "Expense Adjusted Mortgage Rate" on any Adjustable Rate Home Equity Loan is equal to the then applicable Loan Interest Rate thereon, minus 0.50% per annum, which is the sum of the servicing fee and the trustee fee.


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INTEREST (continued):       The Class A-1B ARM Certificates will bear interest
                            at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class A-1B ARM Certificates will be floating and will equal the lesser of :

                                i.      one-month LIBOR plus the Class A-1B
                                        Pass-Through Margin;

                                ii.     the Available Funds Pass-Through Rate;
                                        or

                                iii.    14.00%.

                            The "Class A-1B Pass-Through Margin" will equal [___%] per annum.

                            The Class A (other than the Class A-1A ARM and Class A-1B ARM), Class M and Class B Certificates will bear interest at a fixed Pass-Through Rate.

                            Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance, Class M-2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest on the Class A-1A ARM and Class A-1B ARM Certificates will accrue on an actual/360 basis. Interest on all other Certificates will accrue on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                            The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Principal Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                            The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Principal Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                            The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Principal Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

PRINCIPAL
(Class A, M-1, M-2, B-1):   After the payment of all interest distributable to
                            Class A, Class M-1, Class M-2, and Class B-1
                            Certificateholders, principal will be distributed in the following manner.

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

CLASS A PRINCIPAL:          After payment of all interest distributable to the
                            Class A, Class M-1, Class M-2, and Class B-1
                            Certificateholders, and to the extent of the remaining Amount Available (A) holders of the Class
                            A-1A ARM Certificates, the Class A-1B ARM
                            Certificates and the Class A-3A Certificates will be entitled to receive, as payments of principal, the Group I ARM Formula Principal Distribution Amount, the Group II ARM Formula Principal Distribution
                            Amount, and the Group II Fixed Formula Principal
                            Distribution Amount, respectively. On each Payment
                            Date, each Class of Class A Certificates (other than the Class A-1A ARM, Class A-1B ARM, Class A-3A, and
                            Class A-4 IO Certificates) will be entitled to receive the Senior Percentage of the Formula
                            Principal Distribution Amount as follows: (i) the
                            Senior Percentage of the Formula Principal
                            Distribution Amount will be distributed in the following order: first to the Class A-1
                            Certificateholders until the Class A-1 Principal
                            Balance has been reduced to zero, then to the Class
                            A-2 Certificateholders until the Class A-2 Principal
                            Balance has been reduced to zero, and then to the Class A-3 Certificateholders until the Class A-3
                            Principal Balance has been reduced to zero.

                            In addition, on any Payment Date which is on or after the Payment Date on which the Class A-1, A-2 and A-3 Certificates have been paid in full, holders of the Class A-1A ARM Certificates will be entitled to receive a pro rata portion (based on the outstanding balances of the Class A-1A ARM Certificates and the Class A-1B ARM Certificates) of
                            (a) the Senior Percentage times (x) the sum of the amounts described in clauses (A)(i) through (A)(v) of the definition of the Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (B)(i) through (B)(iv) of the definition of the Group I ARM Formula Principal Distribution Amount, the amounts described in clauses (B)(i) through (B) (iv) of the definition of the Group II ARM Formula Principal Distribution Amount and the amounts described in clauses (B)(i) through (B)(iv) of the definition of Group II Fixed Formula Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2 and A-3 Certificates on such Payment Date.

                            In addition, on any Payment Date which is on or after the Payment Date on which the Class A-1, A-2 and A-3 Certificates have been paid in full, holders of the Class A-1B ARM Certificates will be entitled to receive a pro rata portion (based on the outstanding balances of the Class A-1A ARM Certificates and the Class A-1B ARM Certificates) of
                            (a) the Senior Percentage times (x) the sum of the amounts described in clauses (A)(i) through (A)(v) of the definition of the Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (B)(i) through (B)(iv) of the definition of the Group I ARM Formula Principal Distribution Amount, the amounts described in clauses (B)(i) through (B)(iv) of the definition of the Group II ARM Formula Principal Distribution Amount and the amounts described in clauses (B)(i) through (B)(iv) of the definition of Group II Fixed Formula Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2 and A-3 Certificates on such Payment Date.

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

CLASS A PRINCIPAL
(Continued):                In addition, on any Payment Date which is on or
                            after the Payment Date on which the Class A-1A ARM, A-1B ARM, A-1, A-2 and A-3 Certificates have been paid in full, holders of the Class A-3A Certificates will be entitled to receive (a) the Senior
                            Percentage times (x) the sum of the amounts described in clauses (A)(i) through (A)(v) of the definition of Formula Principal Distribution Amount, less (y) the sum of the amounts described in clauses
                            (B)(i) through (B)(iv) of the definition of Group II
                            Fixed Formula Principal Distribution Amount, less
                            (b) the amount, if any, distributed in payment of principal on the Class A-1A ARM, A-1B ARM, A-1, A-2 and A-3 Certificates on such Payment Date.

                            The "Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Equity Loan during the related Due Period, (ii) the scheduled principal balance of each Home Equity Loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Equity Loans, (iv) the scheduled principal balance of each Home Equity Loan that became a liquidated loan during such related Due Period and (v) any amount described in clauses
                            (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance, minus (B) the sum of the Group I ARM Formula Principal Distribution Amount, the Group II ARM Formula Principal Distribution Amount and the Group II Fixed Formula Principal Distribution Amount.

                            The "Group I ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class A-1A ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class A-1A ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Group I Adjustable Rate Loan during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Group I Adjustable Rate Loan during the related Due Period;
                            (iii) the scheduled principal balance of each Group I Adjustable Rate Loan that became a liquidated loan during the related Due Period; and (iv) the scheduled principal balance of each Group I Adjustable Rate Loan repurchased by the Seller during the related Due Period.

                            The "Group II ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class A-1B ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Group II Adjustable Rate Loan during the related Due Period;
                            (ii) all partial principal prepayments and principal prepayments in full received on each Group II Adjustable Rate Loan during the related Due Period;
                            (iii) the scheduled principal balance of each Group II Adjustable Rate Loan that became a liquidated loan during the related Due Period; and (iv) the scheduled principal balance of each Group II Adjustable Rate Loan repurchased by the Seller during the related Due Period.

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

                            The "Group II Fixed Formula Principal Distribution Amount" on or before the Payment Date on which the Class A-3A Certificates have been paid in full will generally be equal to the lesser of (A) the Class A-3A Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Group II Fixed Rate Loan during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Group II Fixed Rate Loan during the related Due Period; (iii) the scheduled principal balance of each Group II Fixed Rate Loan that became a liquidated loan during the related Due Period; and (iv) the scheduled principal balance of each Group II Fixed Rate Loan repurchased by the Seller during the related Due Period.

                            The Senior Percentage will equal 100% if either of the following exist:

                                i)      the Payment Date is prior to October
                                        2002 (month 37); or

                                ii) any Class B Principal Distribution Test (see below) is not satisfied.

                            On each Payment Date on which the Class B Principal Distribution Test has been satisfied, the Senior Percentage will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Class A Principal Balance (excluding the Class A-1A ARM Principal Balance, the Class A-1B ARM Principal Balance and the Class A-3A Principal Balance) and the Class M Principal Balance for such Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of Home Equity Loans other than the Adjustable Rate Home Equity Loans and the Group II Fixed Rate Loans for the immediately preceding Payment Date.

                            The Class A-4 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS M-1 PRINCIPAL:        Class M-1 Certificateholders will not receive
                            principal until the Class A Principal Balance has been reduced to zero. At that time the Class M-1
                            Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal
                            Distribution Amount, until the Class M-1 Principal
                            Balance has been reduced to zero.

CLASS M-2 PRINCIPAL:        Class M-2 Certificateholders will not receive
                            principal until the Class A and Class M-1 Principal
                            Balances have been reduced to zero. At that time the Class M-2 Certificateholders will be entitled to receive the Senior Percentage of the Formula
                            Principal Distribution Amount, until the Class M-2
                            Principal Balance has been reduced to zero.

CLASS B-1 PRINCIPAL:        The Class B-1 Certificateholders will not receive
                            principal payments until (i) the Class B Cross-over
                            Date and (ii) such time as either (a) each Class B
                            Principal Distribution Test is satisfied or (b) the Class A Principal Balance and the Class M Principal
                            Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to the Class
                            A, Class M-1, Class M-2, and Class B-1
                            Certificateholders and all principal distributable to the Class A, Class M-1 and Class M-2
                            Certificateholders, Class B-1 Certificateholders will receive the Class B Percentage of the Formula
                            Principal Distribution Amount until the Class B-1
                            Principal Balance has been reduced to zero.

                            The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.



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

CLASS B PRINCIPAL
DISTRIBUTION TESTS:             (i)     the Average Sixty-Day Delinquency Ratio
                                        as of such Payment Date, must not exceed
                                        20% of the Senior Subordination
                                        Percentage;

                                (ii) the Average Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                                (iii) the Cumulative Realized Losses as of the given Payment Date must not exceed 7.5%;

                                (iv) the Current Realized Loss Ratio as of the given Payment Date must not exceed 2.0%; and

                                (v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 17.6%.

                            The Senior Subordination Percentage for any Payment Date will equal (a) on any Payment Date on which the Class A Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-1 Adjusted Principal Balance, if any, (ii) the Class M-2 Adjusted Principal Balance, if any, (iii) the Class B-1 Adjusted Principal Balance, if any, and
                            (iv) the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Loans, (b) on any Payment Date on which the Class A Principal Balance has been reduced to zero and the Class M-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-2 Adjusted Principal Balance, if any, (ii) the Class B-1 Adjusted Principal Balance, if any, and (iii) the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Loans, (c) on any Payment Date on which the Class M-1 Principal Balance has been reduced to zero and the Class M-2 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class B-1 Adjusted Principal Balance, if any, and (ii) the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Loans, or (d) on any Payment Date on which the Class M-2 Principal Balance has been reduced to zero and the Class B-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Loans.

LIQUIDATION LOSS INTEREST:  Interest on Liquidation Loss Principal Amounts will be distributable first to the Class M-1
                            Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates. Interest on the outstanding Class M-1 Liquidation Loss Principal Amount, Class M-2 Liquidation Loss Principal Amount and Class B-1 Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation Loss Principal Amount was realized to but excluding the following Payment Date.


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

PURCHASE OPTION;
AUCTION SALE                Commencing on the first Payment Date when the
                            scheduled principal balance of the loans is less than 20% of the aggregate principal balance of the certificates on the closing date, the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                            If the holder of the Class C Certificates does not exercise this purchase option, then on the next Payment Date the trustee will begin an auction process to sell the loans and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the auction of the trust property is not successful because the highest bid received was too low, then on each Payment Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates are made will be used to make additional payments of principal to the Class M-1, M-2, B-1 and B-2 Certificateholders, pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the loans every third month thereafter, until an acceptable bid is received for the trust property. The Class C Certificateholders purchase option will expire upon the trustee's acceptance of a qualifying bid.

CLASS B-2 INTEREST:         After payment of all interest and principal due on
                            the Class A, Class M-1, Class M-2 and Class B-1
                            Certificates, interest will be paid to the Class B-2
                            Certificateholders in an amount equal to the product of (a) the Class B-2 Pass-Through Rate and (b) the then outstanding Class B-2 Principal Balance. The
                            Class B-2 Limited Guaranty will be available to pay interest to the Class B-2 Certificateholders if the Class B-2 remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following
                            Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class B-2 Pass-Through
                            Rate, to the extent legally permissible.

CLASS B-2 PRINCIPAL:        Except as described below, the Class B-2
                            Certificateholders will not receive principal payments until the Class B-1 Principal Balance has been reduced to zero. At that time, if each Class B
                            Principal Distribution Test is satisfied (unless the
                            Class A and Class M Principal Balances have been reduced to zero), to the extent of the Amount
                            Available after payment of the Class A, the Class M and the Class B-1 Certificates and any amounts actually paid under the Class B-2 Limited Guaranty, the Class B-2 Certificateholders will receive the Class B Percentage of the Formula Principal
                            Distribution Amount until the Class B-2 Principal
                            Balance has been reduced to zero.

                            On each Payment Date, the Class B-2
                            Certificateholders will also be entitled to receive, pursuant to the Class B-2 Limited Guaranty, the Class B-2 Liquidation Loss Principal Amount until the Class B-2 Principal Balance has been reduced to zero.

CLASS B-2 LIMITED GUARANTY: The Class B-2 Limited Guaranty will be available to pay the Class B-2 Liquidation Loss Principal Amount and the Class B-2 Distribution Amount. The Class B-2 Limited Guaranty will be an unsecured general obligation of the Company.

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

CLASS A-1A INTEREST
CARRYOVER                   If on any Payment Date, the Class A-1A ARM
                            Pass-Through Rate is based on the Available Funds
                            Pass-Through Rate, holders of such Certificates will be entitled to receive the Available Funds Cap
                            Carryover Amount to the extent funds are available after payments of all interest and principal due on the Class A, Class M and Class B Certificates for such Payment Date have been made and certain fees and expenses have been paid. The "Available Funds
                            Cap Carryover Amount" is the excess of (i) the amount of interest the Class A-1A ARM
                            Certificateholders would be entitled to receive on such Payment Date had interest been calculated based on one-month LIBOR plus the Class A-1A Pass-Through
                            Margin (but in no event exceeding 14%) over (ii) the amount of interest such Class will receive on such Payment Date at the Available Funds Pass-Through
                            Rate, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable Class A-1A
                            ARM Pass-Through Rate, without giving effect to the Available Funds Pass-Through Rate, but in no event exceeding 14%). The ratings assigned to the Class
                            A-1A ARM Certificates do not address the likelihood of the payment of any Interest Carryover Amount.

CLASS A-1B INTEREST
CARRYOVER                   If on any Payment Date, the Class A-1B ARM
                            Pass-Through Rate is based on the Available Funds
                            Pass-Through Rate, holders of such Certificates will be entitled to receive the Available Funds Cap
                            Carryover Amount to the extent funds are available after payments of all interest and principal due on the Class A, Class M and Class B Certificates for such Payment Date have been made and certain fees and expenses have been paid. The "Available Funds
                            Cap Carryover Amount" is the excess of (i) the amount of interest the Class A-1B ARM
                            Certificateholders would be entitled to receive on such Payment Date had interest been calculated based on one-month LIBOR plus the Class A-1B Pass-Through
                            Margin (but in no event exceeding 14%) over (ii) the amount of interest such Class will receive on such Payment Date at the Available Funds Pass-Through
                            Rate, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable Class A-1B
                            ARM Pass-Through Rate, without giving effect to the Available Funds Pass-Through Rate, but in no event exceeding 14%). The ratings assigned to the Class
                            A-1B ARM Certificates do not address the likelihood of the payment of any Interest Carryover Amount.


[MERRILL LYNCH LOGO]                    13
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

                                HOME EQUITY LOANS

     The Home Equity Loans consist of both fixed rate and adjustable rate closed-end home equity loans. The adjustable rate closed-end home equity loans are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Loans"). All Home Equity Loans which are not Adjustable Rate Loans are referred to herein as "Fixed Rate Home Equity Loans." The obligations of the Obligor under each Home Equity Loan are secured by the related real estate.

     The information concerning the Initial Home Equity Loans presented below is based on a pool originated through August 31, 1999. Green Tree intends to acquire and sell Additional Home Equity Loans to the Trust on the Closing Date and Subsequent Loans to the Trust thereafter. Although the characteristics of the final pool of Home Equity Loans will differ from the characteristics of the Initial Home Equity Loans shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Loans sold to the Trust will vary materially from those of the Initial Home Equity Loans herein.

                                     GROUP I

                        THE INITIAL HOME EQUITY LOAN POOL
                  INITIAL GROUP I FIXED RATE HOME EQUITY LOANS

Number of Loans in pool:                                               3,009
Wgt. Avg. Loan Rate:                                                 11.545%
Range of Rates:                                             6.940% - 19.990%
Wgt. Avg. Orig. Maturity:                                                247
Wgt. Avg. Rem. Maturity:                                                 246
Avg. Rem. Princ. Balance:                                          60,449.27
Wgt. Avg. CLTV:                                                        89.67


[MERRILL LYNCH LOGO]                    14
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statement. If you have not received the statement, call your Merrill Lynch
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

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                  INITIAL GROUP I FIXED RATE HOME EQUITY LOANS

                                                                                                   % of Fixed Rate
                                                                                                       Loans by
                                Number of         % of Loan Pool by       Aggregate Principal        Outstanding
State                            Loans              Number of Loans       Balance Outstanding     Principal Balance
-----                           ---------         -----------------       -------------------     -----------------
Alabama                             92                  3.06%                 4,626,815.93               2.54%
Arizona                             49                  1.63                  2,069,334.02               1.14
Arkansas                            42                  1.40                  2,254,998.35               1.24
California                         226                  7.51                 18,406,333.80              10.12
Colorado                            72                  2.39                  4,927,449.13               2.71
Connecticut                         51                  1.69                  3,254,519.06               1.79
Delaware                            14                  0.47                  1,216,400.00               0.67
District of Columbia                 2                  0.07                     22,399.94               0.01
Florioda                           135                  4.49                  8,501,515.35               4.67
Georgia                             83                  2.76                  5,263,697.70               2.89
Idaho                               17                  0.56                    692,277.72               0.38
Illinois                           125                  4.15                  8,340,516.76               4.59
Indiana                            100                  3.32                  5,038,443.37               2.77
Iowa                                52                  1.73                  2,739,033.48               1.51
Kansas                              42                  1.40                  2,386,265.40               1.31
Kentucky                            41                  1.36                  2,357,009.09               1.30
Louisiana                           76                  2.53                  4,159,357.41               2.29
Maine                                6                  0.20                    428,653.53               0.24
Maryland                            56                  1.86                  3,757,519.91               2.07
Massachusetts                       47                  1.56                  2,908,837.15               1.60
Michigan                           200                  6.65                 12,890,415.23               7.09
Minnesota                           49                  1.63                  2,983,670.51               1.64
Mississippi                         37                  1.23                  2,085,214.68               1.15
Missouri                           109                  3.62                  5,840,127.41               3.21
Montana                              8                  0.27                    410,045.41               0.23
Nebraska                            35                  1.16                  2,423,355.05               1.33
Nevada                              24                  0.80                    858,665.94               0.47
New Hampshire                       13                  0.43                    948,822.51               0.52
New Jersey                          40                  1.33                  2,683,613.28               1.48
New Mexico                           9                  0.30                    580,656.64               0.32
New York                           133                  4.42                  7,495,455.25               4.12
North Carolina                      88                  2.92                  6,025,867.78               3.31
North Dakota                         2                  0.07                    131,900.00               0.07
Ohio                               135                  4.49                  7,925,335.34               4.36
Oklahoma                            18                  0.60                    792,282.00               0.44
Oregon                              21                  0.70                  1,167,519.60               0.64
Pennsylvania                       124                  4.12                  6,847,665.55               3.76
Rhode Island                         8                  0.27                    397,000.00               0.22
South Carolina                      78                  2.59                  5,416,145.55               2.98
South Dakota                        10                  0.33                    604,718.32               0.33
Tennessee                           71                  2.36                  4,298,488.49               2.36
Texas                              217                  7.21                  9,306,463.40               5.12

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                                                                                   % of Fixed Rate
                                                                                                       Loans by
                                Number of         % of Loan Pool by       Aggregate Principal        Outstanding
State                            Loans              Number of Loans       Balance Outstanding     Principal Balance
-----                           ---------         -----------------       -------------------     -----------------
Utah                                23                  0.76                  1,428,864.08               0.79
Vermont                              2                  0.07                     70,800.00               0.04
Virginia                            89                  2.96                  5,029,436.16               2.77
Washington                          64                  2.13                  6,062,510.42               3.33
West Virginia                       18                  0.60                    918,981.03               0.51
Wisconson                           45                  1.50                  2,274,387.55               1.25
Wyoming                             11                  0.37                    642,056.75               0.35
                                 -----                ------                --------------             ------
Total (1)                        3,009                100.00%               181,891,841.03             100.00%


(1)  Percentages do not add to 100% due to rounding.



[MERRILL LYNCH LOGO]                    16
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

      YEARS OF ORIGINATION OF INITIAL GROUP I FIXED RATE HOME EQUITY LOANS

                                                                                             % of Fixed Rate Loans
                                               Number of            Aggregate Principal         by Outstanding
Year of Origination                              Loans              Balance Outstanding        Principal Balance
-------------------                            ---------            -------------------      ---------------------
   1996                                              1                       14,752.84                  0.01%
   1997                                              3                      146,601.33                  0.08
   1998                                            115                    8,823,542.89                  4.85
   1999                                          2,890                  172,906,943.97                 95.06
   ----                                          -----                  --------------                ------
  Total (1)                                      3,009                  181,891,841.03                100.00%

(1)  Percentages do not add to 100% due to rounding.

                INITIAL GROUP I FIXED RATE HOME EQUITY LOAN RATES

                                                                                   % of Fixed Rate Loans
Range of Loans by                    Number of            Aggregate Principal          by Outstanding
Loan Rates                             Loans              Balance Outstanding        Principal Balance
-----------------                    ---------            -------------------      ---------------------
    Less than       8.001                  8                    1,347,368.90                  0.74%
       8.001    -   9.000                 53                    7,125,182.83                  3.92
       9.001    -  10.000                261                   27,034,418.69                 14.86
      10.001    -  11.000                487                   41,571,094.54                 22.85
      11.001    -  12.000                687                   50,166,010.61                 27.58
      12.001    -  13.000                440                   19,248,485.99                 10.58
      13.001    -  14.000                579                   21,581,276.04                 11.86
      14.001    -  15.000                283                    8,889,003.11                  4.89
      15.001    -  16.000                106                    3,023,133.48                  1.66
      16.001    -  17.000                 55                    1,040,783.35                  0.57
   Greater than    17.000                 50                      865,083.49                  0.48
                                       -----                  --------------                 -----
     Total (1)                         3,009                  181,891,841.03                100.00%

(1)  Percentages do not add to 100% due to rounding.



[MERRILL LYNCH LOGO]                    17
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

DISTRIBUTION OF ORIGINAL INITIAL GROUP I FIXED RATE HOME EQUITY LOAN AMOUNTS

                                                                                               % of Fixed Rate Loans
Original Loan                                    Number of            Aggregate Principal          by Outstanding
Amount (in Dollars)                                Loans              Balance Outstanding        Principal Balance
-------------------                              ---------            -------------------      ---------------------
         0.01              9,999.99                  4                         34,688.88               0.02%
    10,000.00    -        19,999.99                526                      7,593,715.04               4.17
    20,000.00    -        29,999.99                423                     10,214,075.21               5.62
    30,000.00    -        39,999.99                273                      9,394,734.09               5.17
    40,000.00    -        49,999.99                289                     12,829,633.62               7.05
    50,000.00    -        59,999.99                271                     14,887,312.96               8.18
    60,000.00    -        69,999.99                264                     16,970,726.69               9.33
    70,000.00    -        79,999.99                204                     15,109,467.17               8.31
    80,000.00    -        89,999.99                148                     12,346,536.86               6.79
    90,000.00    -        99,999.99                127                     11,933,930.62               6.56
   100,000.00    -       109,999.99                 87                      9,017,313.64               4.96
   110,000.00    -       119,999.99                 84                      9,571,442.45               5.26
   120,000.00    -       129,999.99                 59                      7,315,934.14               4.02
   130,000.00    -       139,999.99                 46                      6,159,163.67               3.39
   140,000.00    -       149,999.99                 42                      6,052,112.51               3.33
   150,000.00    -       159,999.99                 34                      5,156,069.06               2.83
   160,000.00    -       169,999.99                 16                      2,642,257.04               1.45
   170,000.00    -       179,999.99                 21                      3,664,305.35               2.01
   180,000.00    -       189,999.99                 17                      3,126,784.72               1.72
   190,000.00    -       199,999.99                 13                      2,533,551.88               1.39
   200,000.00    -       249,999.99                 37                      8,345,783.99               4.59
   250,000.00    -       299,999.99                 14                      3,777,834.21               2.08
Greater than             299,999.99                 10                      3,214,467.23               1.77
                                                 -----                    --------------             ------
                          Total (1)              3,009                    181,891,841.03             100.00%

REMAINING MONTHS TO MATURITY OF INITIAL GROUP I FIXED RATE HOME EQUITY LOANS

                                                                                               % of Fixed Rate Loans
                                                 Number of            Aggregate Principal         by Outstanding
Months Remaining                                   Loans              Balance Outstanding        Principal Balance
----------------                                 ---------            -------------------      ---------------------
        31       -         60                       40                        769,372.70               0.42%
        61       -         90                       29                        691,191.58               0.38
        91       -        120                      229                      6,515,400.18               3.58
       121       -        150                       23                        991,661.37               0.55
       151       -        180                      886                     50,168,941.72              27.58
       181       -        210                        6                        235,053.88               0.13
       211       -        240                    1,129                     65,875,169.67              36.22
       241       -        270                        1                         58,200.00               0.03
       271       -        300                      354                     23,309,629.39              12.82
       301       -        330                        3                        535,522.93               0.29
       331       -        360                      309                     32,741,697.61              18.00
                                                 -----                    --------------             ------
                          Total (1)              3,009                    181,891,841.03             100.00%

(1)  Percentages do not add to 100% due to rounding.


[MERRILL LYNCH LOGO]                    18
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

          LIEN POSITION OF INITIAL GROUP I FIXED RATE HOME EQUITY LOANS

                                                                                              % of Fixed Rate Loans
                                              Number of             Aggregate Principal           by Outstanding
                Lien                            Loans               Balance Outstanding         Principal Balance
                ----                          ---------             -------------------       ---------------------
               First                            1,823                    148,963,722.50                 81.90%
               Second                           1,152                     32,294,960.15                 17.76
               Third                               34                        633,158.38                  0.35
                                                -----                    --------------                ------
               Total (1)                        3,009                    181,891,841.03                100.00%

(1)  Percentages do not add to 100% due to rounding.


COMBINED LOAN-TO-VALUE RATIO OF INITIAL GROUP I FIXED RATE HOME EQUITY LOANS

                                                                                               % of Fixed Rate Loans
                                                 Number of            Aggregate Principal           by Outstanding
Combined Loan-to-Value Ratio                       Loans              Balance Outstanding        Principal Balance
----------------------------                     ---------            -------------------      ---------------------
      0.00        -        10.00                     1                        11,700.00                 0.01%
     10.01        -        20.00                     8                       207,434.20                 0.11
     20.01        -        30.00                    17                       472,083.66                 0.26
     30.01        -        40.00                    11                       586,216.32                 0.32
     40.01        -        50.00                    34                       950,937.40                 0.52
     50.01        -        60.00                    54                     1,833,972.95                 1.01
     60.01        -        70.00                   111                     5,635,136.31                 3.10
     70.01        -        80.00                   404                    22,535,034.09                12.39
     80.01        -        90.00                   808                    48,450,134.60                26.64
  Greater than             90.00                 1,561                   101,209,191.50                55.64
                                                 -----                   --------------                -----
                                                 3,009                   181,891,841.03               100.00%

(1)  Percentages do not add to 100% due to rounding.


[MERRILL LYNCH LOGO]                    19
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                    GROUP II

                        THE INITIAL HOME EQUITY LOAN POOL
                  INITIAL GROUP II FIXED RATE HOME EQUITY LOANS

Number of Loans in pool:                                               1,172
Wgt. Avg. Loan Rate:                                                 11.107%
Range of Rates:                                             7.660% - 19.490%
Wgt. Avg. Orig. Maturity:                                                244
Wgt. Avg. Rem. Maturity:                                                 240
Avg. Rem. Princ. Balance:                                          81,810.22
Wgt. Avg. CLTV:                                                       105.44

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                  INITIAL GROUP II FIXED RATE HOME EQUITY LOANS

                                                                                                    % of Adjustable
                                                                                                     Rate Loans by
                                Number of          % of Loan Pool by       Aggregate Principal         Outstanding
State                             Loans             Number of Loans        Balance Outstanding     Principal Balance
-----                           ---------          -----------------       -------------------     -----------------
Alabama                             6                     0.51                   264,171.57               0.28%
Arizona                             7                     0.60                   716,932.23               0.75
Arkansas                           15                     1.28                   961,764.49               1.00
California                         20                     1.71                 1,552,621.38               1.62
Colorado                           20                     1.71                 2,194,620.63               2.29
Connecticut                         6                     0.51                   583,184.31               0.61
Delaware                            2                     0.17                   196,217.22               0.20
Florioda                           35                     2.99                 2,533,207.11               2.64
Georgia                            32                     2.73                 2,223,030.69               2.32
Idaho                               7                     0.60                   445,561.56               0.46
Illinois                           93                     7.94                 8,034,364.08               8.38
Indiana                            21                     1.79                 1,695,081.27               1.77
Iowa                               49                     4.18                 3,763,857.94               3.93
Kansas                             80                     6.83                 5,979,311.96               6.24
Kentucky                           27                     2.30                 1,766,139.08               1.84
Louisiana                          12                     1.02                   817,931.33               0.85
Maine                               1                     0.09                    95,042.13               0.10
Maryland                            6                     0.51                   280,864.63               0.29
Massachusetts                       5                     0.43                   245,375.54               0.26
Michigan                           78                     6.66                 6,962,637.53               7.26
Minnesota                          38                     3.24                 3,557,950.23               3.71
Mississippi                        28                     2.39                 1,998,771.68               2.08
Missouri                           78                     6.66                 6,198,119.32               6.46
Montana                             4                     0.34                   302,238.18               0.32
Nebraska                           43                     3.67                 3,700,822.17               3.86
Nevada                              5                     0.43                   447,668.62               0.47
New Jersey                          7                     0.60                   633,612.54               0.66
New Mexico                         13                     1.11                   949,427.35               0.99
New York                            4                     0.34                   182,242.99               0.19
North Carolina                     83                     7.08                 6,985,148.68               7.29
North Dakota                        1                     0.09                    13,000.00               0.01


[MERRILL LYNCH LOGO]                    20
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                                                                                    % of Adjustable
                                                                                                     Rate Loans by
                                Number of          % of Loan Pool by       Aggregate Principal         Outstanding
State                             Loans             Number of Loans        Balance Outstanding     Principal Balance
-----                           ---------          -----------------       -------------------     -----------------
Ohio                               87                     7.42                 7,856,543.92               8.19
Oklahoma                            5                     0.43                   387,446.22               0.40
Oregon                              2                     0.17                   264,956.85               0.28
Pennsylvania                       60                     5.12                 5,457,549.43               5.69
Rhode Island                        2                     0.17                   152,091.77               0.16
South Carolina                     54                     4.61                 4,135,047.89               4.31
South Dakota                        6                     0.51                   551,225.15               0.57
Tennessee                          43                     3.67                 3,343,258.92               3.49
Virginia                           40                     3.41                 3,195,878.58               3.33
Washington                          6                     0.51                   505,656.47               0.53
West Virginia                       6                     0.51                   469,869.47               0.49
Wisconsin                          34                     2.90                 3,189,012.56               3.33
Wyoming                             1                     0.09                    92,124.55               0.10
                                -----                   ------                -------------             ------
       Total (1)                1,172                   100.00%               95,881,580.22             100.00%


---------------
*    Percentages do not add to 100% due to rounding.

[MERRILL LYNCH LOGO]                    21
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

     YEARS OF ORIGINATION OF INITIAL GROUP II FIXED RATE HOME EQUITY LOANS

                                                                                             % of Adjustable Rate
                                               Number of            Aggregate Principal      Loans by Outstanding
          Year of Origination                    Loans              Balance Outstanding        Principal Balance
          -------------------                  ---------            -------------------      --------------------
                 1997                               1                        99,110.61                 0.10%
                 1998                             221                    18,339,606.28                19.13
                 1999                             950                    77,442,863.33                80.77
                                                -----                    -------------               ------
             Total (1)                          1,172                    95,881,580.22               100.00%

(1)  Percentages do not add to 100% due to rounding.


DISTRIBUTION OF ORIGINAL INITIAL GROUP II FIXED RATE HOME EQUITY LOAN AMOUNTS

                                                                                               % of Adjustable Rate
Original Loan                                    Number of            Aggregate Principal      Loans by Outstanding
Amount (in Dollars)                                Loans              Balance Outstanding       Principal Balance
-------------------                              ---------            -------------------      --------------------
    Less than               8.001                    4                      538,959.54                 0.56%
       8.001      -         9.000                   24                    2,258,041.62                 2.36
       9.001      -        10.000                  160                   15,381,197.39                16.04
      10.001      -        11.000                  451                   40,740,221.75                42.49
      11.001      -        12.000                  266                   22,664,605.57                23.64
      12.001      -        13.000                   99                    7,902,079.90                 8.24
      13.001      -        14.000                   57                    3,468,513.47                 3.62
      14.001      -        15.000                   31                    1,272,943.54                 1.33
      15.001      -        16.000                   15                      442,203.48                 0.46
      16.001      -        17.000                   34                      690,330.78                 0.72
  Greater than             17.000                   31                      522,483.18                 0.54
                                                 -----                   -------------               ------
                       Total (1)                 1,172                   95,881,580.22               100.00%

(1)  Percentages do not add to 100% due to rounding.


[MERRILL LYNCH LOGO]                    22
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

REMAINING MONTHS TO MATURITY OF INITIAL GROUP II FIXED RATE HOME EQUITY LOANS

                                                                                               % of Adjustable Rate
                                               Number of              Aggregate Principal      Loans by Outstanding
Months Remaining                                 Loans                Balance Outstanding       Principal Balance
----------------                               ---------              -------------------      --------------------
     31       -        60                            5                       303,540.11                0.32%
     61       -        90                            3                        57,500.00                0.06
     91       -       120                           24                     1,020,659.86                1.06
    121       -       150                            2                       147,398.07                0.15
    151       -       180                          365                    30,503,753.42               31.81
    181       -       210                            3                       248,335.24                0.26
    211       -       240                          455                    35,117,275.26               36.63
    271       -       300                          194                    16,869,388.30               17.59
    331       -       360                          121                    11,613,729.96               12.11
                                                 -----                    -------------              ------
                 Total(1)                        1,172                    95,881,580.22              100.00%

(1)  Percentages do not add to 100% due to rounding.

DISTRIBUTION OF ORIGINAL INITIAL GROUP II FIXED RATE HOME EQUITY LOAN AMOUNTS

                                                                                               % of Fixed Rate Loans
Original Loan                                    Number of            Aggregate Principal          by Outstanding
Amount (in Dollars)                                Loans              Balance Outstanding        Principal Balance
-------------------                              ---------            -------------------      ---------------------
    10,000.00    -        19,999.99                46                       645,886.19                 0.67
    20,000.00    -        29,999.99                54                     1,270,634.99                 1.33
    30,000.00    -        39,999.99                17                       575,097.98                 0.60
    40,000.00    -        49,999.99                13                       598,793.73                 0.62
    50,000.00    -        59,999.99               127                     6,938,479.90                 7.24
    60,000.00    -        69,999.99               177                    11,391,767.05                11.88
    70,000.00    -        79,999.99               155                    11,459,257.85                11.95
    80,000.00    -        89,999.99               155                    13,048,434.16                13.61
    90,000.00    -        99,999.99               110                    10,389,333.96                10.84
   100,000.00    -       109,999.99                89                     9,236,417.42                 9.63
   110,000.00    -       119,999.99                80                     9,130,659.27                 9.52
   120,000.00    -       129,999.99                55                     6,796,154.81                 7.09
   130,000.00    -       139,999.99                34                     4,538,458.21                 4.73
   140,000.00    -       149,999.99                18                     2,579,738.79                 2.69
   150,000.00    -       159,999.99                12                     1,835,767.73                 1.91
   160,000.00    -       169,999.99                10                     1,623,569.36                 1.69
   170,000.00    -       179,999.99                 6                     1,036,593.00                 1.08
   180,000.00    -       189,999.99                 6                     1,116,181.23                 1.16
   190,000.00    -       199,999.99                 2                       375,885.60                 0.39
Greater than             199,999.99                 6                     1,294,468.99                 1.35
                                                -----                    -------------               ------
                        Total (1)               1,172                    95,881,580.22               100.00


[MERRILL LYNCH LOGO]                    23
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

         LIEN POSITION OF INITIAL GROUP II FIXED RATE HOME EQUITY LOANS

                                                                                            % of Fixed Rate Loans
                                              Number of             Aggregate Principal         by Outstanding
                Lien                            Loans               Balance Outstanding       Principal Balance
               -------                        ---------             -------------------     ---------------------
               First                            1,043                  92,319,283.73                   96.28%
               Second                             129                   3,562,296.49                    3.72
                                                -----                  -------------                  ------
             Total (1)                          1,172                  95,881,580.22                  100.00%


(1)  Percentages do not add to 100% due to rounding.


COMBINED LOAN-TO-VALUE RATIO OF INITIAL GROUP II FIXED RATE HOME EQUITY LOANS

                                                                                            % of Fixed Rate Loans
                                              Number of             Aggregate Principal         by Outstanding
   Combined Loan-to-Value Ratio                 Loans               Balance Outstanding       Principal Balance
   ----------------------------               ---------             -------------------     ---------------------

    100.01     -        105.00                     721                  57,110,615.22                59.56%
    105.01     -        110.00                     315                  26,527,927.99                27.67
    110.01     -        115.00                      80                   6,621,326.57                 6.91
    115.01     -        120.00                      19                   1,491,934.95                 1.56
    120.01     -        125.00                      37                   4,129,775.49                 4.31
                                                 -----                  -------------               ------
                                                 1,172                  95,881,580.22               100.00%

(1)  Percentages do not add to 100% due to rounding.



[MERRILL LYNCH LOGO]                    24
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                     GROUP I

                        THE INITIAL HOME EQUITY LOAN POOL
                INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

Number of Loans in pool:                                               1,297
Wgt. Avg. Loan Rate:                                                  9.654%
Range of Rates:                                             6.990% - 15.650%
Wgt. Avg. Orig. Maturity:                                                360
Wgt. Avg. Rem. Maturity:                                                 357
Avg. Rem. Princ. Balance:                                         103,315.33
Wgt. Avg. CLTV:                                                        85.50

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                                    % of Adjustable
                                                                                                     Rate Loans by
                                Number of          % of Loan Pool by       Aggregate Principal        Outstanding
State                             Loans             Number of Loans        Balance Outstanding     Principal Balance
-----                           ---------          -----------------       -------------------     -----------------
Alabama                             43                   3.32%                  3,570,480.26             2.66%
Arizona                             29                   2.24                   2,721,471.37             2.03
Arkansas                             1                   0.08                      93,416.46             0.07
California                          85                   6.55                  12,372,243.73             9.23
Colorado                            67                   5.17                   7,815,389.73             5.83
Connecticut                          7                   0.54                     790,937.36             0.59
Delaware                             1                   0.08                     216,122.07             0.16
District of Columbia                 5                   0.39                     708,016.28             0.53
Florioda                            59                   4.55                   5,624,138.84             4.20
Georgia                             32                   2.47                   3,201,839.55             2.39
Idaho                                8                   0.62                     709,890.20             0.53
Illinois                            49                   3.78                   5,264,811.44             3.93
Indiana                             72                   5.55                   6,083,277.93             4.54
Iowa                                 6                   0.46                     618,577.30             0.46
Kansas                              13                   1.00                   1,491,853.13             1.11
Kentucky                            23                   1.77                   1,976,676.74             1.48
Louisiana                           17                   1.31                   2,135,238.40             1.59
Maine                                3                   0.23                     220,960.64             0.16
Maryland                            50                   3.86                   6,736,982.05             5.03
Massachusetts                       14                   1.08                   1,572,308.52             1.17
Michigan                            67                   5.17                   5,546,807.78             4.14
Minnesota                           18                   1.39                   1,712,873.93             1.28
Mississippi                         12                   0.93                     894,230.13             0.67
Missouri                            33                   2.54                   2,510,883.91             1.87
Montana                              2                   0.15                     178,996.52             0.13
Nebraska                             1                   0.08                      55,210.34             0.04
Nevada                              24                   1.85                   2,798,310.09             2.09
New Jersey                           6                   0.46                     584,577.12             0.44
New Mexico                           4                   0.31                     413,398.51             0.31
New York                            15                   1.16                   1,433,795.93             1.07
North Carolina                      57                   4.39                   5,030,194.62             3.75


[MERRILL LYNCH LOGO]                    25
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                                                                                    % of Adjustable
                                                                                                     Rate Loans by
                                Number of          % of Loan Pool by       Aggregate Principal        Outstanding
State                             Loans             Number of Loans        Balance Outstanding     Principal Balance
-----                           ---------          -----------------       -------------------     -----------------
Ohio                               107                   8.25                   9,328,578.88             6.96
Oklahoma                             6                   0.46                     668,167.65             0.50
Oregon                              46                   3.55                   5,206,242.08             3.89
Pennsylvania                        34                   2.62                   3,322,248.45             2.48
Rhode Island                         5                   0.39                     632,488.80             0.47
South Carolina                      36                   2.78                   2,925,234.21             2.18
Tennessee                           27                   2.08                   2,890,634.25             2.16
Texas                               53                   4.09                   4,962,957.35             3.70
Utah                                37                   2.85                   4,452,712.59             3.32
Virginia                            28                   2.16                   3,052,392.18             2.28
Washington                          76                   5.86                   9,719,260.41             7.25
West Virginia                        6                   0.46                     451,261.09             0.34
Wisconson                           10                   0.77                     912,612.00             0.68
Wyoming                              3                   0.23                     391,280.73             0.29
                                 -----                 ------                 --------------           ------
Total(1)                         1,297                 100.00%                133,999,981.55           100.00%

---------------
*    Percentages do not add to 100% due to rounding.

[MERRILL LYNCH LOGO]                    26
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

  YEARS OF ORIGINATION OF INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                               % of Adjustable Rate
                                                 Number of            Aggregate Principal      Loans by Outstanding
          Year of Origination                      Loans              Balance Outstanding       Principal Balance
          -------------------                    ---------            -------------------      --------------------
                 1997                                  4                     409,300.54                 0.31%
                 1998                                129                  10,774,957.92                 8.04
                 1999                              1,164                 122,815,723.09                91.65
                                                   -----                 --------------                -----
               Total(1)                            1,297                 133,999,981.55               100.00%

(1)  Percentages do not add to 100% due to rounding.


                    DISTRIBUTION OF ORIGINAL INITIAL GROUP I
                    ADJUSTABLE RATE HOME EQUITY LOAN AMOUNTS

                                                                                               % of Adjustable Rate
Original Loan                                    Number of            Aggregate Principal      Loans by Outstanding
Amount (in Dollars)                               Loans               Balance Outstanding        Principal Balance
-------------------                              ---------            -------------------      --------------------
     20,000.00    -        29,999.99                   6                     159,525.91                0.12%
     30,000.00    -        39,999.99                  38                   1,330,829.42                0.99
     40,000.00    -        49,999.99                  75                   3,365,947.12                2.51
     50,000.00    -        59,999.99                 112                   6,136,385.44                4.58
     60,000.00    -        69,999.99                 119                   7,733,322.74                5.77
     70,000.00    -        79,999.99                 127                   9,551,386.41                7.13
     80,000.00    -        89,999.99                 127                  10,742,670.70                8.02
     90,000.00    -        99,999.99                 103                   9,812,737.35                7.32
    100,000.00    -       109,999.99                  89                   9,329,173.72                6.96
    110,000.00    -       119,999.99                 100                  11,342,176.98                8.46
    120,000.00    -       129,999.99                  81                  10,070,939.93                7.52
    130,000.00    -       139,999.99                  51                   6,822,620.53                5.09
    140,000.00    -       149,999.99                  49                   7,109,134.02                5.31
    150,000.00    -       159,999.99                  43                   6,600,643.23                4.93
    160,000.00    -       169,999.99                  36                   5,899,308.21                4.40
    170,000.00    -       179,999.99                  33                   5,761,391.27                4.30
    180,000.00    -       189,999.99                  27                   4,987,146.32                3.72
    190,000.00    -       199,999.99                  21                   4,076,388.45                3.04
    200,000.00    -       209,999.99                  18                   3,685,724.96                2.75
    210,000.00    -       219,999.99                  11                   2,353,856.02                1.76
  Greater than            219,999.99                  31                   7,128,672.82                5.32
                                                   -----                 --------------              ------
                          Total(1)                 1,297                 133,999,981.55              100.00%

(1)  Percentages do not add to 100% due to rounding.

[MERRILL LYNCH LOGO]                    27
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                     REMAINING MONTHS TO MATURITY OF INITIAL
                   GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                               % of Adjustable Rate
                                                 Number of            Aggregate Principal      Loans by Outstanding
Months Remaining                                   Loans              Balance Outstanding       Principal Balance
----------------                                 ---------            -------------------      --------------------
     151      -        180                            2                       214,013.12                0.16%
     331      -        360                        1,295                   133,785,968.43               99.84
                                                  -----                   --------------              ------
                        Total(1)                  1,297                   133,999,981.55              100.00%

(1)  Percentages do not add to 100% due to rounding.

             INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY LOAN RATES

                                                                                               % of Adjustable Rate
Range of Loans by                               Number of            Aggregate Principal       Loans by Outstanding
Loan Rates                                        Loans              Balance Outstanding        Principal Balance
-----------------                               ---------            -------------------       --------------------
    Less than             8.001                    44                      5,596,492.22                 4.18%
       8.001     -        9.000                   279                     30,886,651.64                23.05
       9.001     -       10.000                   582                     62,383,683.14                46.55
      10.001     -       11.000                   292                     27,318,802.72                20.39
      11.001     -       12.000                    84                      6,944,995.99                 5.18
      12.001     -       13.000                    12                        591,770.76                 0.44
      13.001     -       14.000                     3                        246,140.95                 0.18
      15.001     -       16.000                     1                         31,444.13                 0.02
                                                -----                    --------------               ------
                                                1,297                    133,999,981.55               100.00%

(1)  Percentages do not add to 100% due to rounding.

                    COMBINED LOAN-TO-VALUE RATIO OF INITIAL
                   GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                               % of Adjustable Rate
                                               Number of              Aggregate Principal      Loans by Outstanding
Combined Loan-to-Value Ratio                     Loans                Balance Outstanding        Principal Balance
----------------------------                   ---------              -------------------      --------------------
      10.01      -         20.00                    1                         49,983.84                 0.04%
      30.01      -         40.00                    8                        367,725.24                 0.27
      40.01      -         50.00                    9                        616,652.30                 0.46
      50.01      -         60.00                   14                      1,024,272.58                 0.76
      60.01      -         70.00                   53                      3,700,629.74                 2.76
      70.01      -         80.00                  404                     39,448,888.58                29.44
      80.01      -         90.00                  588                     62,003,661.40                46.27
  Greater than             90.00                  220                     26,788,167.87                19.99
                                                -----                   ---------------               ------
                  Total(1)                      1,297                    133,999,981.55               100.00%

(1)  Percentages do not add to 100% due to rounding.


[MERRILL LYNCH LOGO]                    28
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                    MONTH OF NEXT RATE ADJUSTMENT OF INITIAL
                   GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                              % of Adjustable Rate
          Month of Next Rate                 Number of            Aggregate Principal         Loans by Outstanding
             Adjustment                        Loans              Balance Outstanding          Principal Balance
          ------------------                 ---------            -------------------         --------------------
               1999-11                           5                      526,876.16                     0.39%
               1999-12                           1                       46,723.32                     0.03
               2000-01                           1                      113,514.49                     0.08
               2000-02                           1                       87,644.69                     0.07
               2000-03                           4                      304,134.41                     0.23
               2000-04                           4                      429,384.84                     0.32
               2000-05                          14                    1,362,078.29                     1.02
               2000-06                          24                    1,997,038.20                     1.49
               2000-07                          37                    2,648,939.86                     1.98
               2000-08                          17                    1,391,760.77                     1.04
               2000-09                           5                      663,822.31                     0.50
               2000-10                           4                      227,665.77                     0.17
               2000-11                           5                      341,558.99                     0.25
               2001-01                           7                      668,320.05                     0.50
               2001-02                           5                      761,775.82                     0.57
               2001-03                          21                    2,221,933.89                     1.66
               2001-04                          51                    5,337,637.26                     3.98
               2001-05                         210                   21,539,042.27                    16.07
               2001-06                         514                   56,203,910.39                    41.94
               2001-07                         295                   30,470,813.87                    22.74
               2001-08                          29                    2,746,730.81                     2.05
               2001-09                           2                      178,650.00                     0.13
               2001-12                           1                       79,749.41                     0.06
               2002-02                           2                      128,461.12                     0.10
               2002-03                           1                       88,486.39                     0.07
               2002-04                           1                       97,603.51                     0.07
               2002-05                           7                      629,997.03                     0.47
               2002-06                          19                    1,873,408.07                     1.40
               2002-07                           8                      702,225.55                     0.52
               2004-04                           1                       50,894.01                     0.04
               2021-07                           1                       79,200.00                     0.06
                                             -----                  --------------                   ------
              Total(1)                       1,297                  133,999,981.55                   100.00%

(1)  Percentages do not add to 100% due to rounding


      LIEN POSITION OF INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                              % of Adjustable Rate
                                                Number of           Aggregate Principal       Loans by Outstanding
                  Lien                            Loans             Balance Outstanding         Principal Balance
                 ------                         ---------           -------------------       --------------------
                 First                            1,297              133,999,981.55                   100.00%
                                                  -----              --------------                   -------
                Total(1)                          1,297              133,999,981.55                   100.00%

(1)  Percentages do not add to 100% due to rounding

[MERRILL LYNCH LOGO]                    29
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                    DISTRIBUTION OF GROSS MARGIN OF INITIAL
                   GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                          % of Adjustable Rate
                                            Number of            Aggregate Principal      Loans by Outstanding
Gross Margin (%)                              Loans              Balance Outstanding        Principal Balance
----------------                            ---------            -------------------      --------------------
     3.950     -       4.249                   2                      100,501.16                    0.08%
     4.250     -       4.499                   1                       61,170.88                    0.05
     4.500     -       4.749                   2                      169,163.42                    0.13
     4.750     -       4.999                   7                      847,209.10                    0.63
     5.000     -       5.249                  17                    1,911,108.57                    1.43
     5.250     -       5.499                  24                    2,636,223.93                    1.97
     5.500     -       5.749                  55                    6,114,432.62                    4.56
     5.750     -       5.999                  70                    7,819,570.71                    5.84
     6.000     -       6.249                  96                   10,157,006.82                    7.58
     6.250     -       6.499                 169                   18,558,087.16                   13.85
     6.500     -       6.749                 166                   18,046,983.96                   13.47
     6.750     -       6.999                 223                   23,110,379.08                   17.25
     7.000     -       7.249                 128                   12,661,369.95                    9.45
     7.250     -       7.499                 112                   11,391,271.26                    8.50
     7.500     -       7.749                  74                    6,941,552.75                    5.18
     7.750     -       7.999                  51                    4,652,088.87                    3.47
     8.000     -       8.249                  34                    2,965,944.82                    2.21
     8.250     -       8.499                  21                    1,761,258.16                    1.31
     8.500     -       8.749                  13                    1,367,267.44                    1.02
     8.750     -       8.999                  10                      743,149.32                    0.55
     9.000     -       9.249                   5                      467,646.79                    0.35
     9.250     -       9.499                   5                      531,801.27                    0.40
     9.500     -       9.749                   3                      215,552.01                    0.16
     9.750     -       9.999                   3                      171,323.54                    0.13
    10.250     -      10.499                   2                      237,911.81                    0.18
    10.500     -      10.749                   1                       97,475.06                    0.07
    10.750     -      10.999                   3                      262,531.09                    0.20
                                           -----                  --------------                  ------
                  Total(1)                 1,297                  133,999,981.55                  100.00%

(1)  Percentages do not add to 100% due to rounding


[MERRILL LYNCH LOGO]                    30
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          MAXIMUM LOAN RATE OF INITIAL
                   GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                            % of Adjustable Rate
                                             Number of           Aggregate Principal        Loans by Outstanding
Maximum Loan Rate                              Loans             Balance Outstanding         Principal Balance
-----------------                            ---------           -------------------        --------------------
    Less than               13.000              3                       559,200.48                    0.42%
    13.000        -         13.249              1                        53,497.73                    0.04
    13.250        -         13.499              1                        44,089.87                    0.03
    13.750        -         13.999             29                     3,453,541.55                    2.58
    14.000        -         14.249              8                     1,182,532.60                    0.88
    14.250        -         14.499             22                     2,363,717.82                    1.76
    14.500        -         14.749             54                     6,309,964.05                    4.71
    14.750        -         14.999            157                    16,801,321.82                   12.54
    15.000        -         15.249             38                     4,058,468.45                    3.03
    15.250        -         15.499            125                    13,347,393.54                    9.96
    15.500        -         15.749            128                    13,804,547.69                   10.30
    15.750        -         15.999            208                    22,606,271.90                   16.87
    16.000        -         16.249             62                     6,886,422.20                    5.14
    16.250        -         16.499            102                    10,792,664.86                    8.05
    16.500        -         16.749             77                     7,507,450.46                    5.60
    16.750        -         16.999             98                     9,131,621.27                    6.81
    17.000        -         17.249             26                     2,445,622.02                    1.83
    17.250        -         17.499             48                     4,354,758.50                    3.25
    17.500        -         17.749             36                     2,843,324.63                    2.12
    17.750        -         17.999             29                     2,427,689.36                    1.81
    18.000        -         18.249              7                       582,446.04                    0.43
    18.250        -         18.499              8                       515,820.14                    0.38
    18.500        -         18.749             11                       856,916.26                    0.64
    18.750        -         18.999              2                       145,258.24                    0.11
    19.000        -         19.249              2                       142,146.74                    0.11
    19.250        -         19.499              4                       167,293.56                    0.12
    19.500        -         19.749              4                       204,871.31                    0.15
    19.750        -         19.999              1                        40,675.86                    0.03
Greater than                19.999              6                       370,452.60                    0.28
                                            -----                   --------------                  ------
                      Total(1)              1,297                   133,999,981.55                  100.00%

(1)  Percentages do not add to 100% due to rounding




[MERRILL LYNCH LOGO]                    31
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

    MINIMUM LOAN RATE OF INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                              % of Adjustable Rate
                                             Number of            Aggregate Principal         Loans by Outstanding
          Minimum Loan Rate                    Loans              Balance Outstanding          Principal Balance
          -----------------                  ---------            -------------------         --------------------
  Less than              7.250                  10                    1,030,367.02                    0.77%
     7.250     -         7.499                   1                      113,514.49                    0.08
     7.500     -         7.749                   5                      470,553.17                    0.35
     7.750     -         7.999                  38                    4,624,985.15                    3.45
     8.000     -         8.249                   8                    1,182,532.60                    0.88
     8.250     -         8.499                  26                    2,756,482.74                    2.06
     8.500     -         8.749                  62                    7,130,506.72                    5.32
     8.750     -         8.999                 176                   19,202,345.59                   14.33
     9.000     -         9.249                  47                    5,161,483.34                    3.85
     9.250     -         9.499                 154                   16,539,089.58                   12.34
     9.500     -         9.749                 142                   15,428,517.05                   11.51
     9.750     -         9.999                 230                   24,241,400.97                   18.09
    10.000     -        10.249                  62                    6,249,607.29                    4.66
    10.250     -        10.499                 100                   10,041,590.85                    7.49
    10.500     -        10.749                  65                    5,991,025.95                    4.47
    10.750     -        10.999                  65                    5,411,713.03                    4.04
    11.000     -        11.249                  19                    1,726,509.46                    1.29
    11.250     -        11.499                  28                    2,166,029.31                    1.62
    11.500     -        11.749                  29                    2,366,776.11                    1.77
    11.750     -        11.999                  12                    1,024,932.18                    0.76
    12.000     -        12.249                   3                      329,146.74                    0.25
    12.250     -        12.499                   4                      167,293.56                    0.12
    12.500     -        12.749                   5                      271,869.29                    0.20
    12.750     -        12.999                   1                       40,675.86                    0.03
    13.000     -        13.249                   2                       90,034.56                    0.07
    13.250     -        13.499                   2                      209,554.81                    0.16
    15.500     -        15.749                   1                       31,444.13                    0.02
                                             -----                  --------------                  ------
                                             1,297                  133,999,981.55                  100.00%

(1)  Percentages do not add to 100% due to rounding


[MERRILL LYNCH LOGO]                    32
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                    GROUP II

                        THE INITIAL HOME EQUITY LOAN POOL
               INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY LOANS

Number of Loans in pool:                                                 409
Wgt. Avg. Loan Rate:                                                  9.477%
Range of Rates:                                             6.990% - 13.400%
Wgt. Avg. Orig. Maturity:                                                360
Wgt. Avg. Rem. Maturity:                                                 358
Avg. Rem. Princ. Balance:                                         139,714.96
Wgt. Avg. CLTV:                                                        86.55

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
               INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                                   % of Adjustable
                                                                                                     Rate Loans by
                                Number of          % of Loan Pool by       Aggregate Principal         Outstanding
State                             Loans             Number of Loans        Balance Outstanding     Principal Balance
-----                           ---------          -----------------       -------------------     -----------------
Alabama                             5                    1.22%                   293,128.70              0.51%
Arizona                            10                    2.44                  1,281,915.13              2.24
California                         35                    8.56                  7,396,477.21             12.94
Colorado                           21                    5.13                  3,066,413.92              5.37
Connecticut                         2                    0.49                    225,900.28              0.40
Delaware                            1                    0.24                    403,650.00              0.71
Florioda                           14                    3.42                  1,407,863.50              2.46
Georgia                             5                    1.22                    850,875.83              1.49
Idaho                               4                    0.98                    411,853.45              0.72
Illinois                           12                    2.93                  1,730,558.93              3.03
Indiana                            19                    4.65                  1,656,204.51              2.90
Iowa                                2                    0.49                     99,199.05              0.17
Kansas                              1                    0.24                    100,113.41              0.18
Kentucky                            8                    1.96                    688,782.64              1.21
Louisiana                           6                    1.47                    474,438.59              0.83
Maryland                           27                    6.60                  6,078,818.80             10.64
Massachusetts                       7                    1.71                  1,206,837.42              2.11
Michigan                           26                    6.36                  2,577,190.00              4.51
Minnesota                           9                    2.20                  1,125,643.75              1.97
Mississippi                         5                    1.22                    482,818.61              0.84
Missouri                            9                    2.20                    851,693.94              1.49
Montana                             2                    0.49                    357,019.69              0.62
Nebraska                            1                    0.24                    101,136.05              0.18
Nevada                              7                    1.71                  1,610,105.40              2.82
New Hampshire                       1                    0.24                     60,215.79              0.11
New Jersey                          3                    0.73                    706,194.57              1.24
New York                            7                    1.71                  1,165,492.57              2.04
North Carolina                     20                    4.89                  2,179,618.46              3.81
Ohio                               32                    7.82                  3,000,601.32              5.25
Oklahoma                            2                    0.49                     56,950.96              0.10
Oregon                             17                    4.16                  2,653,927.21              4.64


[MERRILL LYNCH LOGO]                    33
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                                                                                   % of Adjustable
                                                                                                     Rate Loans by
                                Number of          % of Loan Pool by       Aggregate Principal         Outstanding
State                             Loans             Number of Loans        Balance Outstanding     Principal Balance
-----                           ---------          -----------------       -------------------     -----------------
Pennsylvania                        6                    1.47                    413,453.55              0.72
Rhode Island                        1                    0.24                     46,723.87              0.08
South Carolina                      5                    1.22                    362,624.91              0.63
Tennessee                           8                    1.96                    864,126.29              1.51
Texas                              12                    2.93                  1,538,308.50              2.69
Utah                               10                    2.44                  1,197,156.90              2.10
Vermont                             1                    0.24                     86,657.35              0.15
Virginia                           20                    4.89                  4,371,098.80              7.65
Washington                         20                    4.89                  3,323,285.54              5.82
West Virginia                       3                    0.73                    383,950.92              0.67
Wisconsin                           3                    0.73                    254,393.21              0.45
                                  ---                  ------                 -------------            ------
                                  409                  100.00%                57,143,419.53            100.00%

---------------
*    Percentages do not add to 100% due to rounding.



[MERRILL LYNCH LOGO]                    34
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

  YEARS OF ORIGINATION OF INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY LOANS



                                                                                               % of Adjustable Rate
                                                 Number of            Aggregate Principal      Loans by Outstanding
          Year of Origination                      Loans              Balance Outstanding       Principal Balance
          -------------------                    ---------            -------------------      --------------------

                 1998                               47                     4,915,614.30                 8.60%
                 1999                              362                    52,227,805.23                91.40
                                                   ---                    -------------               ------
              Total(1)                             409                    57,143,419.53               100.00%

(1)  Percentages do not add to 100% due to rounding.

                    DISTRIBUTION OF ORIGINAL INITIAL GROUP II
                    ADJUSTABLE RATE HOME EQUITY LOAN AMOUNTS

                                                                                               % of Adjustable Rate
Original Loan                                    Number of            Aggregate Principal      Loans by Outstanding
Amount (in Dollars)                                Loans              Balance Outstanding       Principal Balance
-------------------                              ---------            -------------------      --------------------

     20,000.00    -       29,999.99                 5                        122,387.45                 0.21%
     30,000.00    -       39,999.99                21                        720,608.79                 1.26
     40,000.00    -       49,999.99                16                        723,585.96                 1.27
     50,000.00    -       59,999.99                21                      1,181,188.16                 2.07
     60,000.00    -       69,999.99                37                      2,414,525.44                 4.23
     70,000.00    -       79,999.99                26                      1,928,165.35                 3.37
     80,000.00    -       89,999.99                26                      2,184,251.11                 3.82
     90,000.00    -       99,999.99                23                      2,171,101.31                 3.80
    100,000.00    -      109,999.99                22                      2,287,193.04                 4.00
    110,000.00    -      119,999.99                21                      2,408,227.68                 4.21
    120,000.00    -      129,999.99                16                      2,002,798.64                 3.50
    130,000.00    -      139,999.99                19                      2,586,069.75                 4.53
    140,000.00    -      149,999.99                13                      1,882,273.47                 3.29
    150,000.00    -      159,999.99                10                      1,548,296.38                 2.71
    160,000.00    -      169,999.99                13                      2,148,126.63                 3.76
    170,000.00    -      179,999.99                 6                      1,036,954.38                 1.81
    180,000.00    -      189,999.99                 7                      1,288,653.99                 2.26
    190,000.00    -      199,999.99                10                      1,944,396.73                 3.40
    200,000.00    -      249,999.99                28                      6,453,885.96                11.29
    250,000.00    -      299,999.99                44                     11,918,994.51                20.86
    300,000.00    -      349,999.99                21                      6,664,746.11                11.66
    350,000.00    -      399,999.99                 3                      1,123,338.69                 1.97
Greater than             399,999.99                 1                        403,650.00                 0.71
                                                  ---                     -------------               ------
                         Total(1)                 409                     57,143,419.53               100.00%

(1)  Percentages do not add to 100% due to rounding.


[MERRILL LYNCH LOGO]                    35
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                     REMAINING MONTHS TO MATURITY OF INITIAL
                   GROUP II ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                               % of Adjustable Rate
                                                 Number of            Aggregate Principal      Loans by Outstanding
Months Remaining                                   Loans              Balance Outstanding        Principal Balance
----------------                                 ---------            -------------------      --------------------
     331  -  360                                    409                   57,143,419.53                100.00%
                                                    ---                   -------------                -------
          Total(1)                                  409                   57,143,419.53                100.00%

(1)  Percentages do not add to 100% due to rounding.

             INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY LOAN RATES

                                                                                               % of Adjustable Rate
Range of Loans by                               Number of            Aggregate Principal       Loans by Outstanding
Loan Rates                                        Loans              Balance Outstanding         Principal Balance
-----------------                               ---------            -------------------       --------------------

    Less than             8.001                    13                      2,426,470.87                 4.25%
        8.001    -        9.000                   103                     18,331,497.35                32.08
        9.001    -       10.000                   189                     25,827,649.60                45.20
       10.001    -       11.000                    80                      8,509,405.53                14.89
       11.001    -       12.000                    18                      1,703,254.89                 2.98
       12.001    -       13.000                     2                        168,542.41                 0.29
       13.001    -       14.000                     4                        176,598.88                 0.31
                                                  ---                     -------------               ------
                                                  409                     57,143,419.53               100.00%

(1)  Percentages do not add to 100% due to rounding.

                     COMBINED LOAN-TO-VALUE RATIO OF INITIAL
                   GROUP II ADJUSTABLE RATE HOME EQUITY LOANS



                                                                                               % of Adjustable Rate
                                                 Number of            Aggregate Principal      Loans by Outstanding
Combined Loan-to-Value Ratio                       Loans              Balance Outstanding        Principal Balance
----------------------------                     ---------            -------------------      --------------------
   Less than     -     40.01                         3                       178,477.14                 0.31%
       40.01     -     50.00                         1                        65,442.30                 0.11
       50.01     -     60.00                         5                       318,038.28                 0.56
       60.01     -     70.00                        21                     1,766,478.67                 3.09
       70.01     -     80.00                       110                    13,144,543.41                23.00
       80.01     -     90.00                       189                    28,244,367.44                49.43
  Greater than         90.00                        80                    13,426,072.29                23.50
                                                   ---                    -------------               ------
                      Total(1)                     409                    57,143,419.53               100.00%

(1)  Percentages do not add to 100% due to rounding.


[MERRILL LYNCH LOGO]                    36
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                    MONTH OF NEXT RATE ADJUSTMENT OF INITIAL
                   GROUP II ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                               % of Adjustable Rate
           Month of Next Rate                Number of              Aggregate Principal        Loans by Outstanding
              Adjustment                       Loans                Balance Outstanding          Principal Balance
           ------------------                ---------              -------------------        --------------------

               1999-12                           1                        93,144.49                    0.16%
               2000-03                           2                       168,971.70                    0.30
               2000-04                           1                       257,600.59                    0.45
               2000-05                           5                       506,398.19                    0.89
               2000-06                          14                     1,142,197.12                    2.00
               2000-07                          12                     1,006,628.48                    1.76
               2000-08                           3                       504,815.75                    0.88
               2000-09                           2                        88,707.80                    0.16
               2000-10                           1                       136,206.85                    0.24
               2000-11                           3                       334,694.13                    0.59
               2000-12                           1                       287,061.20                    0.50
               2001-02                           2                        98,899.47                    0.17
               2001-03                           3                       447,417.64                    0.78
               2001-04                          12                     2,092,073.53                    3.66
               2001-05                          76                    10,431,381.64                   18.25
               2001-06                         171                    26,087,752.00                   45.65
               2001-07                          83                    11,570,393.99                   20.25
               2001-08                           7                       908,908.10                    1.59
               2002-05                           4                       519,917.20                    0.91
               2002-06                           6                       460,249.66                    0.81
                                               ---                    -------------                  ------
                                               409                    57,143,419.53                  100.00%

(1)  Percentages do not add to 100% due to rounding


      LIEN POSITION OF INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                              % of Adjustable Rate
                                                Number of           Aggregate Principal       Loans by Outstanding
                  Lien                            Loans             Balance Outstanding         Principal Balance
                 ------                         ---------           -------------------       --------------------
                 First                            409                  57,143,419.53                  100.00%
                                                  ---                  -------------                  -------
                Total(1)                          409                  57,143,419.53                  100.00%

(1)  Percentages do not add to 100% due to rounding


[MERRILL LYNCH LOGO]                    37
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                    DISTRIBUTION OF GROSS MARGIN OF INITIAL
                   GROUP II ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                          % of Adjustable Rate
                                            Number of            Aggregate Principal      Loans by Outstanding
Gross Margin (%)                              Loans              Balance Outstanding        Principal Balance
----------------                            ---------            -------------------      --------------------

      4.250    -        4.499                  1                      247,843.26                     0.43%
      4.500    -        4.749                  1                      167,862.01                     0.29
      4.750    -        4.999                  2                      392,681.13                     0.69
      5.000    -        5.249                  7                      918,990.46                     1.61
      5.250    -        5.499                  7                    1,305,523.66                     2.28
      5.500    -        5.749                 13                    1,759,104.76                     3.08
      5.750    -        5.999                 39                    6,931,239.13                    12.13
      6.000    -        6.249                 43                    7,603,901.71                    13.31
      6.250    -        6.499                 57                    9,020,513.57                    15.79
      6.500    -        6.749                 47                    5,940,505.84                    10.40
      6.750    -        6.999                 60                    9,347,631.50                    16.36
      7.000    -        7.249                 31                    3,499,032.03                     6.12
      7.250    -        7.499                 28                    2,410,639.63                     4.22
      7.500    -        7.749                 30                    3,492,149.83                     6.11
      7.750    -        7.999                 14                    1,342,666.93                     2.35
      8.000    -        8.249                 10                    1,013,555.21                     1.77
      8.250    -        8.499                  5                      545,504.41                     0.95
      8.500    -        8.749                  3                      398,980.38                     0.70
      8.750    -        8.999                  1                       23,717.44                     0.04
      9.000    -        9.249                  1                       74,390.24                     0.13
      9.250    -        9.499                  2                      183,839.18                     0.32
      9.750    -        9.999                  2                      131,950.51                     0.23
     10.000    -       10.249                  1                      130,852.80                     0.23
     10.250    -       10.499                  1                       74,873.49                     0.13
     11.000    -       11.249                  2                      148,916.69                     0.26
     11.500    -       11.749                  1                       36,553.73                     0.06
                                             ---                   -------------                   ------
                  Total(1)                   409                   57,143,419.53                   100.00%

(1)  Percentages do not add to 100% due to rounding

[MERRILL LYNCH LOGO]                    38
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

   MAXIMUM LOAN RATE OF INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                          % of Adjustable Rate
                                             Number of           Aggregate Principal      Loans by Outstanding
Maximum Loan Rate                              Loans             Balance Outstanding       Principal Balance
-----------------                            ---------           -------------------      --------------------
  Less than           13.500                     3                     499,595.54                     0.87%
     13.500    -      13.749                     1                      68,250.00                     0.12
     13.750    -      13.999                    10                   1,962,986.78                     3.44
     14.000    -      14.249                     3                     508,717.45                     0.89
     14.250    -      14.499                     7                   1,434,331.82                     2.51
     14.500    -      14.749                    17                   2,938,824.87                     5.14
     14.750    -      14.999                    48                   7,985,931.28                    13.98
     15.000    -      15.249                    13                   1,911,045.03                     3.34
     15.250    -      15.499                    50                   7,019,952.68                    12.28
     15.500    -      15.749                    33                   4,956,908.72                     8.67
     15.750    -      15.999                    87                  13,047,708.26                    22.83
     16.000    -      16.249                    13                   1,550,084.89                     2.71
     16.250    -      16.499                    27                   3,316,148.69                     5.80
     16.500    -      16.749                    25                   2,824,012.53                     4.94
     16.750    -      16.999                    26                   3,213,093.07                     5.62
     17.000    -      17.249                    14                   1,583,202.57                     2.77
     17.250    -      17.499                    10                     750,196.70                     1.31
     17.500    -      17.749                     4                     333,261.95                     0.58
     17.750    -      17.999                     4                     256,118.20                     0.45
     18.000    -      18.249                     5                     326,916.52                     0.57
     18.250    -      18.499                     1                     108,800.00                     0.19
     18.500    -      18.749                     1                     114,715.22                     0.20
     18.750    -      18.999                     2                     130,217.88                     0.23
     19.000    -      19.249                     2                     148,470.46                     0.26
     20.000    -      20.249                     3                     153,928.42                     0.27
                                               ---                  -------------                   ------
                    Total(1)                   409                  57,143,419.53                   100.00%

(1)  Percentages do not add to 100% due to rounding


[MERRILL LYNCH LOGO]                    39
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

   MINIMUM LOAN RATE OF INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                              % of Adjustable Rate
                                             Number of            Aggregate Principal         Loans by Outstanding
          Minimum Loan Rate                    Loans              Balance Outstanding          Principal Balance
          -----------------                  ---------            -------------------         --------------------

  Less than             7.500                    2                       496,696.72                   0.87%
      7.500    -        7.749                    2                       132,096.42                   0.23
      7.750    -        7.999                   12                     2,326,565.71                   4.07
      8.000    -        8.249                    5                       890,828.85                   1.56
      8.250    -        8.499                    9                     1,880,011.40                   3.29
      8.500    -        8.749                   19                     3,335,607.40                   5.84
      8.750    -        8.999                   66                    11,469,797.14                  20.07
      9.000    -        9.249                   13                     2,131,616.55                   3.73
      9.250    -        9.499                   55                     7,632,814.60                  13.36
      9.500    -        9.749                   37                     5,343,168.57                   9.35
      9.750    -        9.999                   82                    10,902,419.26                  19.08
     10.000    -       10.249                   21                     1,816,860.19                   3.18
     10.250    -       10.499                   24                     2,482,755.83                   4.34
     10.500    -       10.749                   22                     2,498,619.07                   4.37
     10.750    -       10.999                   15                     1,656,300.95                   2.90
     11.000    -       11.249                    8                       982,535.49                   1.72
     11.250    -       11.499                    5                       311,346.75                   0.54
     11.500    -       11.749                    2                       181,250.77                   0.32
     11.750    -       11.999                    3                       201,186.57                   0.35
     12.000    -       12.249                    3                       294,342.41                   0.52
     13.000    -       13.249                    1                        22,670.46                   0.04
     13.250    -       13.499                    3                       153,928.42                   0.27
                                               ---                    -------------                 ------
                                               409                    57,143,419.53                 100.00%

(1)  Percentages do not add to 100% due to rounding


[MERRILL LYNCH LOGO]                    40
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES
                              FOR POOL CERTIFICATES

                             60% of             80% of             100% of             120% of            140% of
                          Prepayment          Prepayment          Prepayment          Prepayment         Prepayment
                             Model*             Model*              Model*             Model*               Model*
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity       WAL/Maturity
                         ------------        ------------        ------------        ------------       ------------
To Call
 A - 1A ARM             3.98    11/08        2.96    07/06       2.29    03/05       1.82   01/04       1.49    02/03
 A - 1B ARM             3.98    11/08        2.96    07/06       2.29    03/05       1.82   01/04       1.49    02/03
 A - 1                  1.04    07/01        0.86    03/01       0.75    12/00       0.67   11/00       0.61    09/00
 A - 2                  3.11    08/04        2.43    06/03       2.00    08/02       1.72   03/02       1.51    11/01
 A - 3                  5.79    08/06        4.47    01/05       3.42    10/03       2.75   11/02       2.37    05/02
 A - 3A                 5.17    11/09        3.95    07/06       3.19    03/05       2.63   03/04       2.21    07/03
 A - 4                  1.63    05/01        1.63    05/01       1.63    05/01       1.63   05/01       1.63    05/01
 M - 1                  8.96    09/08        6.79    07/06       5.46    03/05       4.46   03/04       3.79    07/03
 M - 2                  8.96    09/08        6.79    07/06       5.46    03/05       4.46   03/04       3.79    07/03
 B - 1                  5.35    07/06        4.13    01/05       3.77    07/04       3.77   03/04       3.63    07/03
 B - 2                  8.57    09/08        6.52    07/06       5.42    03/05       4.46   03/04       3.79    07/03
To Maturity
 A - 3A                 5.35    11/09        4.10    07/07       3.27    10/05       2.66   07/04       2.21    08/03
 M - 1                 11.46    03/13        8.80    02/10       6.96    12/07       5.56   05/06       4.53    02/05
 M - 2                 13.53    10/14       10.90    05/12       9.04    05/10       7.60   10/08       6.48    08/07
 B - 1                  5.35    07/06        4.13    01/05       3.77    07/04       3.92   12/04       3.95    06/04
 B - 2                 10.37    09/12        8.06    01/10       7.01    05/08       6.20   04/07       5.51    06/06

---------------
(1) The Certificates (other than the Class A-1A ARM and the Class A-1B ARM Certificates) will be priced, with respect to the Group I Fixed Rate Home Equity Loans, using 125% of the Base Prepayment Assumption, and with respect to the Group II Fixed Rate Home Equity Loans, using 100% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Loans in the first month of the life of the Fixed Rate Home Equity Loans and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Class A-1A ARM and Class A-1B ARM Certificates will be priced, with respect to the Adjustable Rate Home Equity Loans, using a constant prepayment rate of 30% CPR.


[MERRILL LYNCH LOGO]                    41
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.